Investor Day 2022

Agenda Wednesday, September 21 1:00PM - 1:05PM Opening Remarks from Mike Spencer 1:05PM - 1:45PM A View from Our CEOs - Marc Benioff & Bret Taylor 1:45PM - 2:30PM Finance Presentation with Amy Weaver 2:30PM - 3:00PM ESG at Salesforce with Suzanne DiBianca 3:00PM - 3:15PM Break 3:15PM - 4:00PM Customer 360 Vision with Parker Harris & David Schmaier 4:00PM - 4:30PM Executive Q&A Session with Bret Taylor, Amy Weaver & Brian Millham 4:30PM - 5:30PM Cocktail Reception

Forward-Looking Statements This presentation contains forward-looking statements about, among other things, trend analyses and future events, future financial performance, anticipated growth, industry prospects, environmental, social and governance goals, and the anticipated benefits of acquired companies. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, Salesforce’s results could differ materially from the results expressed or implied by these forward-looking statements. The risks and uncertainties referred to above include those factors discussed in Salesforce’s reports filed from time to time with the Securities and Exchange Commission, including, but not limited to: the impact of, and actions we may take in response to, the COVID-19 pandemic, related public health measures and resulting economic downturn and market volatility; our ability to maintain security levels and service performance meeting the expectations of our customers, and the resources and costs required to avoid unanticipated downtime and prevent, detect and remediate performance degradation and security breaches; the expenses associated with our data centers and third-party infrastructure providers; our ability to secure additional data center capacity; our reliance on third-party hardware, software and platform providers; the effect of evolving domestic and foreign government regulations, including those related to the provision of services on the Internet, those related to accessing the Internet, and those addressing data privacy, cross-border data transfers and import and export controls; current and potential litigation involving us or our industry, including litigation involving acquired entities such as Tableau Software, Inc. and Slack Technologies, Inc., and the resolution or settlement thereof; regulatory developments and regulatory investigations involving us or affecting our industry; our ability to successfully introduce new services and product features, including any efforts to expand our services; the success of our strategy of acquiring or making investments in complementary businesses, joint ventures, services, technologies and intellectual property rights; our ability to complete, on a timely basis or at all, announced transactions; our ability to realize the benefits from acquisitions, strategic partnerships, joint ventures and investments, including our July 2021 acquisition of Slack Technologies, Inc., and successfully integrate acquired businesses and technologies; our ability to compete in the markets in which we participate; the success of our business strategy and our plan to build our business, including our strategy to be a leading provider of enterprise cloud computing applications and platforms; our ability to execute our business plans; our ability to continue to grow unearned revenue and remaining performance obligation; the pace of change and innovation in enterprise cloud computing services; the seasonal nature of our sales cycles; our ability to limit customer attrition and costs related to those efforts; the success of our international expansion strategy; the demands on our personnel and infrastructure resulting from significant growth in our customer base and operations, including as a result of acquisitions; our ability to preserve our workplace culture, including as a result of our decisions regarding our current and future office environments or work-from-home policies; our dependency on the development and maintenance of the infrastructure of the Internet; our real estate and office facilities strategy and related costs and uncertainties; fluctuations in, and our ability to predict, our operating results and cash flows; the variability in our results arising from the accounting for term license revenue products; the performance and fair value of our investments in complementary businesses through our strategic investment portfolio; the impact of future gains or losses from our strategic investment portfolio, including gains or losses from overall market conditions that may affect the publicly traded companies within our strategic investment portfolio; our ability to protect our intellectual property rights; our ability to develop our brands; the impact of foreign currency exchange rate and interest rate fluctuations on our results; the valuation of our deferred tax assets and the release of related valuation allowances; the potential availability of additional tax assets in the future; the impact of new accounting pronouncements and tax laws; uncertainties affecting our ability to estimate our tax rate; uncertainties regarding our tax obligations in connection with potential jurisdictional transfers of intellectual property, including the tax rate, the timing of the transfer and the value of such transferred intellectual property; uncertainties regarding the effect of general economic and market conditions; the impact of geopolitical events; uncertainties regarding the impact of expensing stock options and other equity awards; the sufficiency of our capital resources; our ability to comply with our debt covenants and lease obligations; and the impact of climate change, natural disasters and actual or threatened public health emergencies, including the ongoing COVID-19 pandemic.

A New Day for Profitable Growth President and Chief Financial Officer Amy Weaver

Thank y u

Profitable Growth at Scale A new day for profitability A new day for shareholders A new day for Customer 36O

A new day for Customer 36O

Large and Expanding TAM

Total Addressable Market growth from CY22 - CY26



$300B
salesforce
Q2 FY23
Subs & Support
Revenue Run Rate
2022
2023
2024
2025
2026
Sales
Service
Digital3
Platform4
Data5

$290B+

13% CAGR[1]

2026 Total Addressable Market[2]

Calculations performed by Salesforce and graphics created by Salesforce based on Gartner research.

1. 4 Year CAGR performed based on total TAM inclusive of recent acquisitions.
2. Calculations for Sales, Service, Marketing, Commerce, Cross-CRM and Analytics are based on Gartner, Forecast: Enterprise Application Software, Worldwide, 2020-2026, 2Q22 Update, 28 June 2022. Calculations for Integration and Platform are based on Gartner, Forecast: Enterprise Infrastructure Software, Worldwide, 2020-2026, 2Q22 Update, 30 June 2022.
3. Digital is defined as Marketing, Digital Commerce and Cross-CRM.
4. Platform defined as Application Platform Software, B2B Gateway Software (Stand-Alone), Business Process Management Suites, Create, Digital Experience Platforms, Event Brokers & Messaging Infrastructure, Event Stream Processing (ESP) Platforms, High Control aPaaS, High Productivity aPaaS, and Verify.
5. Data includes ABI Custom Applications, Analytics and BI Platforms, Application Integration Suites, Data Integration Software, Data Science and AI Platforms, Enterprise Reporting Platforms, Full Life Cycle API Management, Integration Platform as a Service (iPaaS), Location Intelligence Platforms, and Robotic Process Automation.

Growth Pillars Key strategic initiatives drive durable top-line growth IndustriesCustomer 36O Advantage Geographic Expansion Trailblazer Ecosystem

Salesforce Customer 36O

Salesforce Customer 36O Where Who geographically dispersed across industries and segments

3x 2 cloud customer 9x 3 cloud customer 24x 4 cloud customer 72x 5 cloud customer 220x 6 cloud customer +300x 7 cloud customer Average ARR1 per customer vs. single cloud customer Attrition2 0% 20% 0% 20% 0% 20% 0% 20% 0% 20% 0% 20% Salesforce Customer 36O Advantage Excludes Small Business customers3 1ARR “Annual Recurring Revenue,” cloud count, and attrition as of Q2 of FY23. 7 clouds include Sales, Service, Marketing, Commerce, Platform, Tableau, and MuleSoft. 2Attrition excludes Mulesoft, Tableau, and Slack 3ARR and attrition represents Middle Market and larger companies. Refer to appendix for details.

Multi-Cloud Adoption

Significant room to continue land and expand motion

Customers with 4+ clouds represent 20% of total customers, driving ~85% of total ARR



Clouds per customer
7
6
5
4
3
2
1
20% of customers
85% of ARR
customers
$ Annual Recurring Revenue

Excludes Small Business customers

ARR and customer count as of Q2 of FY23.
Customer count and ARR total refers to Middle Market and larger companies.

Cohort for each fiscal year defined as new logos in that year. Data graphed represents Q2 ARR for each fiscal year. 7500000000 15000000000 22500000000 30000000000 FY07 FY23 Cohort based on year of initial product purchase To ta l A R R FY07 47.7x 1.2 5.8 FY12 9.0x 1.4 5.1 FY17 3.0x 1.7 4.1 FY22 1.2x 2.3 2.8 ARR Growth Starting Cloud Count Current Cloud Count Land and Expand Track Record Predictable value creation through accelerated land and expand motion

Industries Business Fuels Growth

12 Industry Clouds + Solutions built on Customer 360

$3.8B

Annual Recurring Revenue[1]

Enterprise-scale Industries Business, Public Sector & salesforce.org

- Consumer Goods
- Financial Services
- Healthcare & Life Sciences
- Media
- Public Sector
- Nonprofit
- Retail
- Travel & Hospitality
- Manufacturing
- Energy & Utilities
- Education
- Communications

Enterprise-scale Industries Business Benefits

30%+ Higher ASPs[2]	~2% Lower attrition[3]	45%+ Customer New Logos[4]

[1]Reflects approximate annualized recurring revenue as of July 31, 2022 from Salesforce Industry specific products and go-to-market organizations.
[2] Higher ASPs defined as average selling price compared to core offerings.
[3]Attrition excludes MuleSoft, Tableau, and Slack
[4]New logos for industries represent industry customers using Salesforce for the first time as of Q2 FY23 on a trailing twelve month basis.

Geographic Expansion

Untapped total addressable market potential driving new opportunities



$120B
CY20
CY21
CY22
North America ARR 2, 3
North America TAM 1, 2
International ARR 2, 3
International TAM 1, 2

21%
North America Annual Recurring Revenue 4 Year CAGR

27%
International Annual Recurring Revenue 4 Year CAGR

Hyperforce

Calculations performed by Salesforce and graphics created by Salesforce based on Gartner research.

1. Calculations that include the Sales, Customer Service and Support, Marketing, Digial Commerce, Cross-CRM, ABI Custom Applications, Analytics and BI Platforms, Data Science and AI Platforms, Enterprise Reporting Platforms markets are based on Gartner, Forecast: Enterprise Application Software, Worldwide, 2020-2026, 2Q22 Update, 28 June 2022.
Calculations that include the Event Brokers & Messaging Infrastructure, Event Stream Processing (ESP) Platforms, High Control aPaaS, High Productivity aPaaS, Verify, Application Integration Suites, Data Integration Software, Full Life Cycle API Management, Integration Platform as a Service (iPaaS), Location Intelligence Platforms, Robotic Process Automation, Application Platform Software, B2B Gateway Software (Stand-Alone), Business Process Management Suites, Create, and Digital Experience Platforms markets are based on Gartner, Forecast: Enterprise Infrastructure Software, Worldwide, 2020-2026, 2Q22 Update, 30 June 2022.
2. North America includes United States and Canada. International represents the rest of the world outside of North America
3. ARR represents Annual Recurring Revenue. TAM represents total addressable market

Strategic Growth Goals Land and Expand % of Incremental Annualized Revenue FY22FY21 34%66% 36%64% FY23 37%63% 23%77% 21%79% 18%82% 7%93% 5%95% 4%96% Multi-Cloud Adoption % of Annualized Recurring Revenue Geographic Expansion % of Annualized Recurring Revenue Note: Percentages for each year based on data as of Q2. FY22 data includes contribution from Tableau. Land and expand is based on incremental change in annualized revenue, and Multi-Cloud and International data is based on annualized recurring revenue for dates noted. Continued execution on key growth pillars fuels durable growth Installed Base New Logo Multi-cloud Single-cloud Americas International

It’s a Trailblazer Economy Source: IDC White Paper, sponsored by Salesforce, “The Salesforce Economic Impact,” doc #US48214821, September 20, 2021. Jennifer Cole 908 Devices Brad Ringer AT&T Mustafa Akil Jhabuawala Dohrinii Technologies $1.6T new business revenue by 2026* 9.3M new Salesforce economy jobs by 2026*

Path to $50B Long-term secular trends continue, offset by near-term macro & FX $8.4B FY17$6.7B FY16$5.4B FY15$4.1B FY14$3.1B FY13 $13.3B FY19 $10.5B FY18 $17.1B FY20 $21.3B FY21 $26.5B FY22 *High end of FY23 revenue guide of $30.9B to $31.0B. Long range target for FY26 inclusive of long range target for Slack for FY26. Source: Gartner, CEO Survey: Inflation Won’t Stall Digital Transformation, Provided Customer Experience Is a Focus, 25 May 2022 $31B FY23 Guidance* $50B FY26 Target* 17% CAGR ~$2B FY26 Foreign Exchange Headwind to Revenue since last Investor Day Represents growth driven by current portfolio

Profitable Growth at Scale A new day for profitability A new day for shareholders A new day for Customer 36O

A new day for profitability

Non-GAAP Operating Margin FY16 FY23E Revenue $31B Re ve nu e $ Margin Progression Durable growth with recent margin expansion GAAP Operating Margin FY23E GAAP and Non-GAAP Operating Margin based upon guidance provided August 24th, 2022. Non-GAAP operating margin is a non-GAAP financial measure. Refer to the Appendix for an explanation of non-GAAP financial measures, and why we believe these measures can be useful, as well as a reconciliation of non-GAAP financial measures to the most comparable GAAP measures, where applicable. FY17 and FY18 results recasted under ASC 606 and ASC 340-40. 270 bps 2-Year Non-GAAP Operating Margin improvement inclusive of M&A

Driving Leverage Operating leverage across our business drives margin expansion Operating Category FY23 Leverage Opportunity DriversFY26 Leverage Customer Success Low Medium Best-in-class product adoption and support Marketing Low Medium Proprietary marketing channels to drive high quality pipeline and brand awareness G&A Medium High Process and system automation, hybrid workforce strategy Product Low Medium Top-line leverage through continued organic innovation Sales Low High Increase self-serve and partner- led sales, Rep Productivity, Land and expand

Driving Leverage Operating leverage across our business drives margin expansion Operating Category FY23 Leverage Opportunity DriversFY26 Leverage Sales Low High Increase self-serve and partner- led sales, Rep Productivity, Land and expand Channel diversification Digital and self-serve model Partner-led sales Sales rep productivity Continued improvements in Land & Expand motion

Driving Leverage Operating leverage across our business drives margin expansion Operating Category FY23 Leverage Opportunity DriversFY26 Leverage Sales Low High Increase self-serve and partner- led sales, Rep Productivity, Land and expand G&A Medium Process and system automation, hybrid workforce strategy Automation and optimization of workflow & process Subscription contract automation Hybrid workforce strategy Continue to evaluate real estate and location strategy for a hybrid workforce 75k Annual hours saved

Drive Non-GAAP S&M as a % of revenue below 35% by FY26Sales and Marketing Continue to invest in organic innovation Best-in-class acquisition integration Research and Development Automation and optimization of workflow & process Advance the hybrid workforce strategy General and Administrative 25%+ FY26 Non-GAAP Operating Margin inclusive of future M&A Outcome Profitable Growth at Scale Disciplined operating framework drives accelerating margin expansion Non-GAAP operating margin and non-GAAP S&M are non-GAAP financial measures. Amounts reflect our operating priorities, not specific guidance. Reconciliation to the nearest GAAP measure is unavailable without unreasonable efforts. Refer to the Appendix for an explanation of non-GAAP financial measures, and why we believe these measures can be useful.

Profitable Growth at Scale A new day for profitability A new day for shareholders A new day for Customer 36O

A new day for shareholders

Track Record of Innovation


Sales Cloud
Salesforce Platform & AppExchange
force.com
Service Cloud
Chatter
Heroku
Salesforce Mobile
ExactTarget
Site.com
Lightning Platform
Analytics
Salesforce IOT
Trailhead
Einstein
Demandware
Quip
Cloud Craze
MuleSoft
Datorama
Tableau
Net Zero
Industry Clouds
Hyperforce
CDP
Slack
1999
2010
2022

Organic Innovation

175B
Einstein predictions a day

New
Salesforce Genie

Sales Bots — GA | Summer '23

Contact Center Genie — GA | Winter '23

Real-Time Journey Orchestration — Pilot | Now

Composable Storefront — GA | Winter '23

Instant Analytics — GA | Spring '23

Anypoint Code Builder — Public Beta


Sales
Service
Marketing
Commerce
Tableau
MuleSoft
Platform
Slack
Net Zero
Industries
Partners
Success
Genie

New
Net Zero Marketplace

New
Slack Canvas

10

Hyperforce | 17 countries by 2023

Inorganic Innovation

salesforce

	Date Acquired	Revenue at Acquisition[1]	Revenue Today[3]	Growth since close[3]	Deal Strategy
Slack $27.7B 27x Revenue	July 2021	$1.1B	$1.5B 18x Revenue	1.4x	Established digital HQ to create success from anywhere
Tableau $15.7B 12x Revenue	August 2019	$1.3B	$2B 8x Revenue	1.5x	Enhanced BI/analytics platform helping customers develop deeper insights and smarter decisions
MuleSoft $6.5B 23x Revenue	May 2018	$284M	$1.7B 4x Revenue	6.0x	Enabled customer data connectivity with a leading platform for building application networks that connect enterprise apps, data and devices
Demandware $2.8B 12x Revenue	July 2016	$227M	$1B 3x Revenue	4.4x	Filled missing gap in full suite CRM capabilities with enterprise ready product suite
ExactTarget $2.5B 9x Revenue	July 2013	$286M	$3B 1x Revenue	10.5x	Established Marketing Cloud, allowing Salesforce to get to scale quickly

Note: All Numbers shown as rounded.

[1]Calculated based on last available subscription revenue guide prior to acquisition, annualized if quarterly guidance. For Mulesoft, used annualized Q1 revenue from pro-forma S4 filed on July 3 2018, which represents last available public quarterly financial data. For Tableau, used annualized Q2 revenue for the period ended June 30, 2019 which represents last available public quarterly financial data. For Slack, used annualized Q1 revenue for 3-month period ending April 30, 2021.

[2]Last available full year total revenue guidance prior to acq. as a % of last reported annual total revenue prior to acq. For Tableau, represents last quarter revenue growth prior to acq. which was impacted by their subscription revenue model transition.

[3]Revenue: current annualized revenue based upon H1 FY22, for each standalone product or only the subset of current Salesforce product acquired. Growth: YOY annualized revenue growth based on H1 FY22 revenue for the products specified herein.

Customer 36O M&A Framework Accelerates Customer 360 product differentiation strategy Best-in-breed asset with unmatched ecosystem Represents an attractive customer opportunity Customer Success Strong ability to increase monetization Cultural and organizational alignment Opportunities to drive significant operational efficiencies Acceleration Clear timeline for value accretion Use of balance sheet / non-dilutive form of consideration Appropriate valuation Value

First-Ever Share Repurchase 1$10B share repurchase authorization without expiration date 2Avg. Free Cash Flow represents an average over time. Implemented Programmatic Approach Average Free Cash Flow Return2 30-40% Share Repurchase Authorization1 $10B

Profitable Growth at Scale Average Free Cash Flow Return2 30-40%$10B Share Repurchase Authorization1 FY26 Revenue CAGR ~17% 25%+ FY26 Non-GAAP Operating Margin2 FY26 Revenue Target2 $50B 1$10B share repurchase authorization without expiration date 2Revenue target represents growth driven by current portfolio, Non-GAAP Operating Margin of 25%+ inclusive of future M&A, Avg. Free Cash Flow represents an average over time. Amounts reflect our operating priorities, not specific targets or guidance. Non- GAAP Operating Income CAGR is based on a non-GAAP metric. Reconciliations to the nearest GAAP measure is unavailable without unreasonable efforts. Refer to the Appendix for an explanation of non-GAAP financial measures, and why we believe these measures can be useful.

Thank you CORE VALUES TRUST CUSTOMER SUCCESS INNOVATION EQUALITY SUSTAINABILITY

Where applicable “Excludes Small Business customers” is defined as excluding businesses that have fewer than 200 employees in the Americas and fewer than 100 employees in EMEA and APAC regions. Where applicable ARR refers to Annual Recurring Revenue. Appendix Non-GAAP Reconciliation Table (in millions) ASC 606 ASC 605 Non-GAAP income from operations 2022 2021 2020 2019 2018 2017 2016 Full Year FY23 Guidance GAAP income from operations $548 $455 $297 $535 $454 $64 $115 GAAP Operating Margin ~3.6% Plus: Plus: Amortization of purchased intangibles $1,624 $1,121 $792 $447 $287 $225 $158 Amortization of purchased intangibles 6.3% Stock-based expense $2,779 $2,190 $1,785 $1,283 $997 $820 $594 Stock-based compensation 10.5% Less: Non-GAAP operating margin ~20.4% Operating lease termination resulting from purchase of 50 Fremont ($37) Non-GAAP income from operations $4,951 $3,766 $2,874 $2,265 $1,738 $1,109 $830 Revenue $26,492 $21,252 $17,098 $13,282 $10,540 $8,392 $6,667 GAAP operating margin 2.1% 2.1% 1.7% 4.0% 4.3% 0.8% 1.7% Non-GAAP operating margin 18.7% 17.7% 16.8% 17.1% 16.5% 13.2% 12.4%

Non-GAAP Financial Measures This presentation includes information about non-GAAP diluted earnings per share, non-GAAP income from operations, non-GAAP operating margin, free cash flow, and constant currency revenue and constant currency current remaining performance obligation growth rates (collectively the “non-GAAP financial measures”). These non-GAAP financial measures are measurements of financial performance that are not prepared in accordance with U.S. generally accepted accounting principles and computational methods may differ from those used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Management uses both GAAP and non-GAAP measures when planning, monitoring, and evaluating the company’s performance. The primary purpose of using non-GAAP measures is to provide supplemental information that may prove useful to investors and to enable investors to evaluate the company’s results in the same way management does. Management believes that supplementing GAAP disclosure with non-GAAP disclosure provides investors with a more complete view of the company’s operational performance and allows for meaningful period-to-period comparisons and analysis of trends in the company’s business. Further, to the extent that other companies use similar methods in calculating non-GAAP measures, the provision of supplemental non-GAAP information can allow for a comparison of the company’s relative performance against other companies that also report non-GAAP operating results. Non-GAAP diluted earnings per share excludes, to the extent applicable, the impact of the following items: stock-based compensation, amortization of purchased intangibles, and income tax adjustments. These items are excluded because the decisions that give rise to them are not made to increase revenue in a particular period, but instead for the company’s longterm benefit over multiple periods. Non-GAAP sales & marketing expense excludes share-based compensation expense and the amortization of purchased intangibles. Non-GAAP operating margin is the proportion of non-GAAP income from operations as a percentage of GAAP revenue. Non-GAAP income from operations excludes the impact of the following items: stock-based compensation, and amortization of acquisition-related intangibles. The company defines the non-GAAP measure free cash flow as GAAP net cash provided by operating activities, less capital expenditures. Constant currency information is provided as a framework for assessing how our underlying business performed excluding the effect of foreign currency rate fluctuations. To present constant currency revenue, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the weighted average exchange rate for the quarter being compared to for growth rate calculations presented, rather than the actual exchange rates in effect during that period. To present current remaining performance obligation on a constant currency basis, we convert the current remaining performance obligation balances in local currencies in previous comparable periods using the United States dollar currency exchange rate as of the most recent balance sheet date.